Exhibit 99.1

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005 Data Status: Fresh						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				5/18/2005

2	Payment Date				5/20/2005

3	Collection Period			3/27/2005	4/30/2005	35

4	Monthly Interest Period- Actual			4/20/2005	5/19/2005	30

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	—	—	—	—
9	Class A-4 Notes	310,000,000.00	284,048,238.40	66,746,525.36	217,301,713.04	0.7009733
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$414,483,021.40	$66,746,525.36	$347,736,496.04

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	—	—	—	—
15	Class A-4 Notes	2.7500%	650,943.88	2.2916667	67,397,469.24	237.2747306

	Equals: Total Securities		650,943.88		67,397,469.24

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					9,387,162.67
17	Sales Proceeds - Early Terminations					9,665,249.92
18	Sales Proceeds - Scheduled Terminations					34,351,027.96
19	Security Deposits for Terminated Accounts					274,849.00
20	Excess Wear and Tear Received					436,011.32
21	Excess Mileage Charges Received					618,178.58
22	Other Recoveries Received					1,823,963.76

23	Subtotal: Total Collections					56,556,443.21

24	Repurchase Payments					—
25	Postmaturity Term Extension					10,344,679.15
26	Investment Earnings on Collection Account					148,101.81

27	Total Available Funds, prior to Servicer Advances					67,049,224.17

28	Servicer Advance					1,396,928.44

29	Total Available Funds					68,446,152.61

29b	Reserve Account Draw					855,026.03

29c	Available for Distribution					69,301,178.64

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					1,553,306.88
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					345,402.52
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					650,943.88
40	Subtotal: Remaining Available Funds				66,746,525.36
41	Principal Distribution Amount (Item 59)				66,746,525.36
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					66,746,525.36
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	7,307,704.54
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	49,094,141.67
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	10,344,679.15
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	66,746,525.36

55	Remaining Available Funds (Item 40)	65,891,499.33
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	855,026.03
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	855,026.03
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	66,746,525.36

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	67,049,224.17
62	Less: Payment Date Advance Reimbursement (Item 71)	1,553,306.88
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	345,402.52
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders (Item 39)	650,943.88

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	64,494,570.89
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	1,396,928.44

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 minus Item 54 and Item 67, else 0)	1,396,928.44

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance	1,553,306.88
71	Payment Date Advance Reimbursement	1,553,306.88
72	Additional Payment Advances for current period	1,396,928.44

73	Ending Balance of Payment Advance	1,396,928.44

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)	64,217,391.30
76	Initial Reserve Account Balance	24,456,521.74

77	Beginning Reserve Account Balance	53,324,842.33
78	Plus: Net Investment Income for the Collection Period	120,041.47

79	Subtotal: Reserve Fund Available for Distribution	53,444,883.80
80	Plus: Deposit of Excess Available Funds (Item 43)	—
81	Less: Reserve Account Draw Amount (Item 57)	855,026.03

82	Subtotal Reserve Account Balance	52,589,857.78
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)	—

84	Equals: Ending Reserve Account Balance	52,589,857.78

85	Change in Reserve Account Balance from Immediately Preceding Payment Date	(734,984.56)

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	2,886	39,014,393.72
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(34,585,676.96)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(1,518,036.64)
89	Less: Excess Wear and Tear Received		(436,011.32)
90	Less: Excess Mileage Received		(618,178.58)

91	Current Period Net Residual Losses/(Gains)	2,886	1,856,490.22

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	24,829	24,920,959.33
94	Current Period Net Residual Losses (Item 91)	2,886	1,856,490.22

95	Ending Cumulative Net Residual Losses	27,715	26,777,449.55

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.64%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 3

G.	POOL STATISTICS

97	Collateral Pool Balance Data		Initial	Current
98	Initial Aggregate Securitization Value		1,630,434,784	347,736,497
99	Number of Current Contracts		80,341	25,044
100	Weighted Average Lease Rate		6.50%	6.18%
101	Average Remaining Term		29.38	5.23
102	Average Original Term		42.19	45.57
103	Monthly Prepayment Speed			93.24%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	29,389	432,593,517	414,483,023
105	Depreciation/Payments		(5,739,568)	(7,307,705)
106	Gross Credit Losses	(47)	(670,695)	(732,816)
107	Early Terminations	(698)	(9,781,813)	(9,346,932)
108	Scheduled Terminations	(2,886)	(41,619,120)	(39,014,394)
109	Repurchase/Reallocation	(714)	(11,153,769)	(10,344,679)

110	Pool Balance - End of Period	25,044	363,628,552	347,736,497

111	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage
112	Current	24,540	340,649,425	97.96%
113	31 - 90 Days Delinquent	430	5,991,371	1.72%
114	90+ Days Delinquent	74	1,095,702	0.32%

115	Total	25,044	347,736,498	100.00%

116	Credit Losses:		Units	Amounts
117	Aggregate Securitization Value on charged-off units		47	732,816
118	Aggregate Liquidation Proceeds on charged-off units			(377,923)
119	Recoveries on charged-off units			(53,749)

120	Current Period Aggregate Net Credit Losses/(Gains)		47	301,144

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		1,301	9,606,073
123	Current Period Net Credit Losses (Item 120)		47	301,144

124	Ending Cumulative Net Residual Losses		1,348	9,907,217

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.61%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

6/20/2005	34,302,366
7/20/2005	29,489,644
8/20/2005	45,297,432
9/20/2005	24,972,925
10/20/2005	22,578,269
11/20/2005	28,987,772
12/20/2005	21,369,397
1/20/2006	17,942,696
2/20/2006	20,587,496
3/20/2006	17,066,513
4/20/2006	20,372,854
5/20/2006	5,405,220
6/20/2006	2,450,259
7/20/2006	13,106,069
8/20/2006	36,161,551
9/20/2006	5,168,458
10/20/2006	975,453
11/20/2006	754,615
12/20/2006	714,231
1/20/2007	32,355
2/20/2007	924

Total	347,736,498

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.